ARTICLES SUPPLEMENTARY
TO
ARTICLES OF INCORPORATION
OF
LORD ABBETT RESEARCH FUND, INC.

       LORD ABBETT RESEARCH FUND,
INC. (hereinafter called the "Corporation"), a Maryland corporation having its principal office
c/o The Prentice-Hall Corporation System, 7 St.
Paul Street, Suite 1660, Baltimore, Maryland
21202, hereby certifies to the State Department of Assessments and Taxation of Maryland that:

       FIRST: The Corporation presently has
authority to issue 1,930,000,000 shares of capital stock, of the par value $.001 each, having an aggregate par value of $1,930,000. The Board of Directors previously has classified and designated the authorized shares of the Corporation as follows:
      Authorized but Unclassified Stock of
the Corporation
      270,000,000 shares

      Lord Abbett Calibrated Dividend
Growth Fund
      Class A		400,000,000 shares
      Class B	 	 30,000,000 shares
      Class C	 	 40,000,000 shares
      Class F		 30,000,000 shares
      Class I		100,000,000 shares
      Class P		 20,000,000 shares
      Class R2	 	 30,000,000 shares
      Class R3	 	 30,000,000 shares


      Lord Abbett Growth Opportunities
Fund
      Class A		 100,000,000 shares
      Class B		  30,000,000 shares
      Class C		  20,000,000 shares
      Class F		  30,000,000 shares
      Class I		  30,000,000 shares
      Class P		  20,000,000 shares
      Class R2	 	  30,000,000 shares
      Class R3	  	  30,000,000 shares

      Small-Cap Value Series
      Class A		 300,000,000 shares
      Class B	 	  30,000,000 shares
      Class C		  20,000,000 shares
      Class F		  30,000,000 shares
      Class I		 200,000,000 shares
      Class P		  50,000,000 shares
      Class R2		  30,000,000 shares
      Class R3		  30,000,000 shares


       SECOND:  Pursuant to the authority of
the Board of Directors to classify and reclassify
unissued shares of stock of the Corporation and
to classify a series into one or more classes of
such series, the Board of Directors hereby
classifies 270,000,000 currently authorized but
unclassified shares as follows:
      Lord Abbett Calibrated Dividend
Growth Fund
      Class R4	30,000,000 shares
      Class R5	30,000,000 shares
      Class R6	30,000,000 shares

      Lord Abbett Growth Opportunities
Fund
      Class R4	30,000,000 shares
      Class R5	30,000,000 shares
      Class R6	30,000,000 shares

      Small-Cap Value Series
      Class R4	30,000,000 shares
      Class R5	30,000,000 shares
      Class R6	30,000,000 shares

       THIRD:  Subject to the power of the
Board of Directors to classify and reclassify unissued shares, all shares of the Corporation hereby classified as specified in Article Second above shall be invested in the same investment portfolio of the Corporation as the other classes of their respective series and shall have the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption set forth in Article V of the Articles of Incorporation of the Corporation, as amended
(hereafter called the "Articles") and shall be subject to all other provisions of the Articles relating to stock of the Corporation generally.

       FOURTH:  Following the
reclassification of authorized shares as specified in Article Second above, the Corporation has authority to issue 1,930,000,000 shares of capital stock, of the par value $.001 each, having an aggregate par value of $1,930,000. The authorized shares of capital stock of the Corporation are classified and designated as follows:

      Authorized but Unclassified Stock of
the Corporation
      0 shares

      Lord Abbett Calibrated Dividend
Growth Fund
      Class A		 400,000,000 shares
      Class B		  30,000,000 shares
      Class C		  40,000,000 shares
      Class F		  30,000,000 shares
      Class I		 100,000,000 shares
      Class P		  20,000,000 shares
      Class R2		  30,000,000 shares
      Class R3	 	  30,000,000 shares
      Class R4	 	  30,000,000 shares
      Class R5		  30,000,000 shares
      Class R6		  30,000,000 shares

      Lord Abbett Growth Opportunities
Fund
      Class A		 100,000,000 shares
      Class B		  30,000,000 shares
      Class C		  20,000,000 shares
      Class F		  30,000,000 shares
      Class I		  30,000,000 shares
      Class P		  20,000,000 shares
      Class R2		  30,000,000 shares
      Class R3		  30,000,000 shares
      Class R4		  30,000,000 shares
      Class R5		  30,000,000 shares
      Class R6	 	  30,000,000 shares

      Small-Cap Value Series
      Class A		 300,000,000 shares
      Class B		  30,000,000 shares
      Class C		  20,000,000 shares
      Class F		  30,000,000 shares
      Class I		 200,000,000 shares
      Class P		  50,000,000 shares
      Class R2		  30,000,000 shares
      Class R3		  30,000,000 shares
      Class R4	 	  30,000,000 shares
      Class R5	 	  30,000,000 shares
      Class R6	 	  30,000,000 shares


       FIFTH: The Corporation is registered as
an open-end company under the Investment
Company Act of 1940.   The shares of stock of
the Corporation hereby classified or reclassified as specified in Article Second above have been duly classified by the Board of Directors under the authority contained in the Articles.

       SIXTH:  Pursuant to  2-208.1(d)(2) of
the Maryland General Corporation Law, the articles supplementary to the Articles set forth herein shall become effective on November 12, 2014.

       IN WITNESS WHEREOF, the
Corporation has caused these presents to be signed in its name and on its behalf by its Vice
President and Secretary and witnessed by its Vice President and Assistant Secretary on
November 7, 2014.

LORD ABBETT RESEARCH FUND, INC.

By:
/s/Lawrence H. Kaplan
Lawrence H. Kaplan
Vice President and Secretary

WITNESS:

/s/Brooke A. Fapohunda
Brooke A. Fapohunda
Vice President and Assistant Secretary


THE UNDERSIGNED, Vice President
and Secretary of LORD ABBETT RESEARCH
FUND, INC., who executed on behalf of said
Corporation the foregoing Articles
Supplementary, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles
Supplementary to be the corporate act of said
Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.


/s/Lawrence H. Kaplan
Lawrence H. Kaplan
Vice President and Secretary





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ActiveUS 137630145v.1
Exhibit 77Q1(d)

ActiveUS 137630145v.1